Exhibit 10(s)


                                   AMENDMENT NO. 2
                               DATED AS OF MAY 31, 1993
                                     TO AGREEMENT
                                  DATED JUNE 1, 1990



                    Amendment dated as of May 31, 1993 (the "Amendment") to Agreement dated June 1, 1990 between SOTHEBY'S INC. (the "Company") and CREDIT LYONNAIS CAYMAN ISLAND BRANCH (the "Bank") (the "Agreement").

                    WHEREAS, the Company has requested the Bank to extend the validity date of credit facility which was the subject of the Agreement until December 31, 1994 and replace a representation and warranty with a covenant; and

                    WHEREAS, the Bank is willing to agree to such extension and substitution on and subject to the terms and conditions hereof.

                    NOW, THEREFORE, IT IS AGREED:

                    1. All terms used but not otherwise defined herein shall have the meaning ascribed to them in the Agreement.

                    2. As of the date of this Amendment: (a) the Expiration Date shall be extended until December 31, 1994; (b) the Maturity Date for Eurorate Loans shall be no later then December 31, 1994; (c) subsection (v) of "Representations and Warranties" shall be deleted; and (d) a new subparagraph (d) shall be added to (ii) under "Covenants" to read: "Consolidated Earnings Before Interest and Taxes with respect to any four consecutive quarters at not less than the product of 2.0 times Interest Expense for such four consecutive quarters." Capitalized terms used in this subparagraph shall have the meanings ascribed to them in the Credit Agreement.)

                    3. Except as expressly modified hereby, the terms and provisions of the Agreement shall remain in full force and effect and be enforceable against the Company.

                    4.   All   representations   and  warranties   in   the
          Agreement are deemed made as of the date hereof and as of the date of each drawdown hereunder.

                    5. As used in the Agreement (including all Exhibits thereto) and all other instruments and documents executed in connection therewith, the term "Agreement" shall mean the Agreement as amended hereby.

                    6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

                    IN WITNESS WHEREOF, the parties hereto through their duly authorized representatives have set their hand as of the date first written above.

                                             SOTHEBY'S INC.


                                             By: /s/
                                                ---------------------------

                                             Title: Treasurer
                                                   ------------------------


                                             CREDIT LYONNAIS
                                                  CAYMAN ISLAND BRANCH


                                             By: /s/
                                                ---------------------------
                                                  Authorized Signature